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                                                                    Exhibit c(1)

                                WARRANT AGREEMENT

       This WARRANT AGREEMENT (this "Agreement"), dated as of March 15, 2000, is between ANTEX BIOLOGICS INC., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation, as warrant agent (the "Warrant Agent").

       WHEREAS, the Company intends to issue four series of warrants (individually, the "Callable Class A Warrants", "Callable Class B Warrants", "Non-Callable Class C Warrants" and "Non-Callable Class D Warrants", and, collectively, the "Warrants"), each representing the right to purchase, upon the terms and conditions set forth in this agreement, one share of the Company's common stock, par value $0.01 per share ("Common Stock"), subject to variation as to exercise price, exercise period and callability, as part of an offering by the Company of units consisting of its capital stock and Warrants.

       WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, transfer, exchange, and exercise of the Warrants, the replacement of Warrant Certificates (as defined below) and other matters provided herein; and

       WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof.

       NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

       1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions in this Agreement, and the Warrant Agent hereby accepts such appointment.

       2. Exercise Price; Form of Warrants. The Warrants shall be in registered form only. The text of the Warrants and of the form of assignment and the form of election to exercise included as the last page thereof (the "Warrant Certificates") shall be substantially as set forth in Exhibit A relating to the Callable Class A Warrants, Exhibit B relating to the Callable Class B Warrants, Exhibit C relating to the Non-Callable Class C Warrants, and Exhibit D relating to the Non-Callable Class D Warrants, which are made a part hereof by reference. Each Warrant Certificate shall evidence the number of Warrants specified therein. The Warrant Certificates may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Common Stock may be listed, or to conform to usage.

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              Subject to the provisions of this Agreement, each Warrant shall entitle the holder thereof to purchase one share of Common Stock at the applicable exercise price specified in Section 6 hereof, subject to adjustment as provided in Section 11. All Warrant Certificates shall be executed on behalf of the Company by the manual or facsimile signatures of the present or any future President of the Company and the present or any future Secretary or Assistant Secretary of the Company, under its corporate seal, affixed or in facsimile.

       3. Registration and Countersignature. The Warrant Agent shall maintain books for the registration, and registration of transfer, of the Warrants. Such registers shall show the names and addresses of the respective holders of the Warrant Certificates and the number and type of Warrants evidenced by each such Warrant Certificate. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Certificates shall be so countersigned, however, by the Warrant Agent and shall be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature or delivery.

              Prior to the due presentment for registration of transfer of the Warrants, the Company and the Warrant Agent may deem and treat the registered holder thereof as the absolute owner of the Warrants (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

       4. Subsequent Issue of Warrant Certificates. Subsequent to their original issuance, no Warrant Certificates shall be reissued except (i) Warrant Certificates issued upon transfer thereof in accordance with Section 5 hereof,
(ii) Warrant Certificates issued upon any combination, split-up or exchange of Warrant Certificates pursuant to Section 5 hereof, (iii) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 9 hereof, (iv) Warrant Certificates issued upon the partial exercise of Warrants pursuant to Section 6 hereof and (v) Warrant Certificates issued to reflect any adjustment or change in the number or kind of securities purchasable thereunder pursuant to Section 11 hereof. The Warrant Agent is hereby irrevocably authorized to countersign and deliver, in accordance with the provisions of said Sections 5, 6, 9 and 11, the new Warrant Certificates required for purposes thereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purposes.

       5. Registration of Transfers and Exchanges. The Warrant Agent shall from time to time register the transfer of any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose upon surrender of Warrant Certificates evidencing such Warrants to the Warrant Agent accompanied (if so required by the Company or the Warrant Agent) by a written instrument or instruments of transfer in form

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satisfactory to the Company and the Warrant Agent, duly executed by the registered holder or by a duly authorized representative or attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent. Warrant Certificates so cancelled shall be delivered by the Warrant Agent to the Company from time to time or otherwise disposed of by the Warrant Agent in a manner satisfactory to the Company. Warrant Certificates may be exchanged at the option of the holder thereof, when surrendered at the office designated by the Warrant Agent from time to time as the office at which business related to this Warrant Agreement and the Warrants may be transacted (the "Designated Office"), for another Warrant Certificate or Certificates of like tenor and representing in the aggregate the number of Warrants evidenced by the Warrant Certificate or Certificates so surrendered. The Warrant Agent shall countersign and deliver, in accordance with the provisions of this Section 5 and of Section 3, the new Warrant Certificate or Certificates required pursuant to the provisions of this Section, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

       6. Duration and Exercise of Warrants. Unless such Warrants have been redeemed as provided in Section 7 below, (i) the Callable Class A Warrants may be exercised in whole at any time or in part from time to time commencing on the date of issue, and (ii) the Callable Class B Warrants, the Non-Callable Class C Warrants and the Non-Callable Class D Warrants may be exercised in whole at any time or in part from time to time commencing on March 15, 2001. The Warrants shall expire at the close of business on March 14, 2005 (the "Expiration Date"), at which time all rights evidenced by the Warrants shall cease, and the Warrants shall become void. For purposes of this Agreement, the term "close of business" on any given date shall mean 5:00 p.m., Washington, DC time, on such date; provided however, that if such date is a day on which banking institutions in the city in which the Designated Office is then located are authorized or obligated by law to be closed (a "Business Day"), it shall mean 5:00 p.m., Washington, D.C. time, on the next succeeding Business Day.

              Subject to the provisions of this Agreement (including Section
10), each Warrant shall entitle the holder thereof to purchase from the Company (and the Company shall issue and sell to such holder of a Warrant) one fully paid and nonassessable share of Common Stock at an exercise price of (i)1.50 for each Callable Class A Warrant, Callable Class B Warrant or Non-Callable Class D Warrant or (ii) $0.66 for each Non-Callable Class C Warrant, in each case subject to adjustment as provided in Section 11 (as applicable, the "Exercise Price"), upon surrender of the Warrant Certificate evidencing the Warrant to the Warrant Agent at the Designated Office, with the form of election to purchase appearing as the last page thereof duly filled in and signed, and upon payment of the Exercise Price in lawful money of the United States of America to the order of the Company. No adjustment shall be made for any cash dividends, whether paid or declared, on any securities issuable upon exercise of a Warrant.

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              The Exercise Price payable upon exercise of Warrants may, at the option of the holder, be paid by check, cash or bank draft. Subject to Sections 7 and 10, upon such surrender of a Warrant Certificate and payment of the Exercise Price, the Warrant Agent shall issue and cause to be registered, countersigned and delivered to or upon the written order of the registered holder of such Warrant, and in such name or names as may duly be designated, a certificate or certificates for the shares of Common Stock being issued pursuant to the Warrant then being exercised. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such share or shares of Common Stock, as of the date of the surrender of such Warrant Certificate and payment in full of the Exercise Price; provided, however, that if, at the date of surrender of such Warrant Certificate and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, the certificate for such share or shares of Common Stock shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such share or shares; provided, further, that such books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days.

              The Warrants evidenced by any Warrant Certificate shall be exercisable, at the election of the registered holder thereof, either as an entirety or, from time to time, for only part of the number of securities purchasable upon exercise of the Warrants as so evidenced. In the event that fewer than all of the shares purchasable upon the exercise of the Warrants evidenced by any Warrant Certificate are acquired by exercise of such Warrants, a new Warrant Certificate of like tenor will be issued for the remaining number of Warrants, and the Warrant Agent shall countersign and deliver the required new Warrant Certificate pursuant to the provisions of this Section 6 and of
Section 3, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

       7. Redemption of Callable Class A Warrants and Callable Class B Warrants. Provided that a registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act") registering for resale the shares of Common Stock issuable upon the exercise of the Callable Class A Warrants and the Callable Class B Warrants is then effective and provided further that the holder of a Callable Class A Warrant or a Callable Class B Warrant shall not have exercised such Warrant before the close of business on the date set for redemption: (a) at any time after September 15, 2001, the Callable Class A Warrants and/or the Callable Class B Warrants may be redeemed at the option of the Company at any time at a price equal to $0.10 per Callable Class A Warrant or Callable Class B Warrant (the "Redemption Price"), provided that the average of the closing sale prices (or, if closing sale prices are not available, the closing bid prices), of the Common Stock, as publicly reported by the principal national securities exchange, if any, on which the Common Stock is listed or, if not listed on a national securities exchange, as publicly reported by NASDAQ or, if not traded on NASDAQ, the OTC Bulletin Board, shall exceed $7.50 per share for any period of 20 consecutive trading days (not counting any day during which a Blackout Period (as defined in the Registration Rights Agreement dated as of March



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3, 2000 by and among the Company and various purchasers; such agreement, the
"Registration Rights Agreement") is in effect, or any day during which a Holdback Period (as defined in the Registration Rights Agreement) is in effect), ending prior to the date on which notice of redemption is given, and (b) at any time after March 15, 2002, the Callable Class A Warrants and/or the Callable Class B Warrants may be redeemed at the option of the Company at any time at the Redemption Price, provided that the average of the closing sale prices (or, if closing sale prices are not available, the closing bid prices), of the Common Stock, as publicly reported by the principal national securities exchange, if any, on which the Common Stock is listed or, if not listed on a national securities exchange, as publicly reported by NASDAQ or, if not traded on NASDAQ, the OTC Bulletin Board, shall exceed $4.50 per share for any period of 20 consecutive trading days (not counting any day during which a Blackout Period is in effect, or any day during which a Holdback Period is in effect), ending prior to the date on which notice of redemption is given. On the redemption date, the registered holders of redeemed Callable Class A Warrants and/or Callable Class B Warrants shall be entitled to payment of the Redemption Price upon surrender of the Warrant Certificates evidencing such redeemed Warrants to the Warrant Agent at the Designated Office. The Company is required to redeem all of the outstanding Callable Class A Warrants if any are redeemed, and the Company is required to redeem all of the outstanding Callable Class B Warrants if any are redeemed.

              Notice of redemption of Callable Class A Warrants and/or Callable Class B Warrants shall be given at least 30 days prior to the redemption date by mailing, by registered or certified mail, return receipt requested, a copy of such notice to all of the registered holders of Callable Class A Warrants and/or Callable Class B Warrants to be redeemed at their respective addresses appearing on the books or transfer records of the Company or such other address designated in writing by the registered holder to the Warrant Agent not less than 10 days prior to the date on which the notice of redemption is given and shall be effective upon such mailing.

              From and after the redemption date, all rights of the holders of Callable Class A Warrants and/or the Callable Class B Warrants (except the right to receive the Redemption Price) shall terminate, but only if (a) on or prior to the redemption date the Company shall have irrevocably deposited with the Warrant Agent, as paying agent, an amount sufficient to pay on the redemption date the Redemption Price for all Callable Class A Warrants and/or Callable Class B Warrants called for redemption, and (b) the notice of redemption shall have stated the name and address of the Warrant Agent and the intention of the Company to deposit such amount with the Warrant Agent on or before the redemption date.

              The Warrant Agent shall pay to the registered holders of redeemed Callable Class A Warrants and/or Callable Class B Warrants all monies received by the Warrant Agent for the redemption of Callable Class A Warrants and/or Callable Class B Warrants to which the registered holders of such redeemed Callable Class A Warrants and/or Callable Class B Warrants who shall have surrendered their Callable Class A Warrants and/or Callable Class B Warrants are entitled under the provisions of this



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Agreement. The Warrant Agent need not make any payment unless and until it shall have received such monies from the Company.

              Any amounts deposited with the Warrant Agent that are not required for redemption of Callable Class A Warrants and/or Callable Class B Warrants may be withdrawn by the Company. Any amounts deposited with the Warrant Agent that shall be unclaimed six months after the redemption date may be withdrawn by the Company, and thereafter the holders of the Callable Class A Warrants and/or Callable Class B Warrants called for redemption shall be required to look solely to the Company for payment. The Company shall be entitled to the interest, if any, earned on funds deposited with the Warrant Agent, and the holders of redeemed Callable Class A Warrants and/or Callable Class B Warrants shall have no right to any such interest.

       8. Payment of Taxes. The Company will pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance of the Warrants or the issuance or delivery of any shares of Common Stock upon the exercise of the Warrants, unless the shares of Common Stock are to be delivered to a purchaser other than the registered holder of the Warrants, in which case such delivery will be made only upon payment by the registered holder or such purchaser, as the case may be, of any such taxes or other charges. Any documentary, stamp or similar taxes and other governmental charges imposed with respect to the transfer of any Warrants shall be borne by the transferor or transferee, as applicable, and payment of such taxes or other charges shall be a condition to the effective transfer of such Warrants.

       9. Mutilated, Destroyed, Lost or Stolen Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, and the Warrant Agent may countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and evidencing the number of Warrants evidenced by the Warrant Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Warrant Agent and the Company. Persons requesting the issuance of a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

       10. Reservation of Equity Securities. Subject to shareholder approval as to additional authorized shares in respect of the Warrants which the Company is issuing as compensation to Janssen/Meyers Associates, L.P., The Biotech Consulting Group Incorporated, CHL Medical Partners, LP, Prism Ventures LLC and Harbor Trust (the "Compensation Warrants"), which the Company shall use its reasonable best efforts to obtain, there have been reserved, and the Company shall at all times keep reserved and available, free of pre-emptive rights, out of the authorized and unissued shares of Common Stock and other equity securities that may be, from time to time, issuable upon exercise of the Warrants, a number of such


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securities sufficient to provide for the exercise of the Warrants. The Company will keep a copy of this Agreement on file with its Transfer Agent. Subject to the shareholder approval requirement described above, the Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates issuable upon exercise of outstanding Warrants. The Company will supply such Transfer Agent with duly executed stock certificates for such purpose. Unless all Warrants shall have been exercised prior to the time of the expiration of the Warrants, the Warrant Agent shall certify to the Company, as of the close of business on the date of such expiration, the total aggregate amount of Warrants then outstanding, and thereafter no shares of Common Stock shall be subject to reservation in respect of such Warrants.

       11. Adjustments to Number of Shares. The number and kind of securities or other property purchasable upon exercise of a Warrant shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of the following events:

              (a) If the Company shall issue shares of Common Stock as a stock dividend or distribution or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then the number of shares of Common Stock issuable upon exercise of each Warrant shall be proportionately increased; and if the Company shall combine the outstanding shares of Common Stock into a lesser number of shares, then the number of shares of Common Stock issuable upon exercise of each Warrant shall be proportionately reduced. In any such event, the Exercise Price of each Warrant shall remain unchanged.

              (b) In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, or other change in the capital structure of the Company, then, as a condition of the change in the capital structure of the Company, lawful and adequate provision will be made so that the holder of each Warrant will have the right thereafter to receive upon exercise of such Warrant the kind and amount of shares of stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure, such holder had held the number of shares of Common Stock obtainable upon the exercise of the Warrant. In any such case, appropriate adjustments will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holders of Warrants, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of Warrants. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the holders of Warrants, if not the Company, agrees to be bound by and comply with the provisions of this Agreement.

              (c)    In case:



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                     (i)    the Company shall take a record of the holders of
its Common Stock for the purpose of entitling them to receive a dividend or any other distribution in respect of the Common Stock payable in cash or other property (other than ordinary dividends payable out of retained earnings); or

                     (ii) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                     (iii) the Company shall take a record of the holders of its Common Stock for the purpose of any classification, reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

                     (iv) the Company shall take a record of the holders of its Common Stock for the purpose of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in any such case, the Company shall mail to each holder of Warrants, at least 15 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be, is to take place. Such notice shall also specify the date or expected date, if any is to be fixed, on which said dividend, distribution or rights, or an exchange of shares of Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be, is expected to occur. The failure to give such notice shall entitle any holder of Warrants who did not receive such notice, and who otherwise did not have actual notice of such event, the right to require the Company, or its successor, to treat all Warrants held by such holder as having been exercised prior to such record date (provided that such holder has paid the exercise price), but such failure shall not affect the validity of any such proceeding or transaction.

              (d)    Whenever an adjustment required by the provisions of this
Section 11 shall occur, the Company shall forthwith file in the custody of its Secretary at its principal office and with the Warrant Agent an officer's certificate showing the adjustment or adjustments determined as therein provided, setting forth in reasonable detail the facts requiring such adjustment, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by a registered holder of Warrants, and the Company, forthwith after each such adjustment, shall mail a copy of such certificate to each registered holder, and thereafter said certificate shall be conclusive and shall be binding upon each registered holder unless contested by such holder by written notice to the Company within ten days after receipt of the certificate by the holder. Neither the Warrant



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Agent nor the Company's Transfer Agent shall be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

       12. Fractional Securities. If any fraction (calculated to the nearest one-hundredth) of a share of Common Stock or other securities would, except for the provisions of this Section, be issuable upon the exercise of any Warrant, the Company shall deliver to the purchaser, in lieu of such fractional security, an amount in cash equal to the current value of such fraction computed on the basis of the closing market price on the trading day immediately preceding the date of exercise in accordance with Section 6 hereof. By accepting a Warrant Certificate, the holder thereof expressly waives any right to receive any fractional security upon exercise of a Warrant. The "closing market price" of such fractional interest shall be determined as follows:

              (a) If the Common Stock or other security is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the closing market price shall be the last reported sale price of the Common Stock or other security on such exchange immediately preceding the date of exercise or if no such sale has occurred on such day, the average closing bid and asked prices for such day on such exchange; or

              (b) If paragraph (a) above shall not be applicable, the closing market price shall be the last reported sale price on the trading day immediately preceding the date of exercise as reported by The National Market System of the National Association of Securities Dealers, Inc. or if no such sale has occurred on such day, the average closing high bid and low asked prices for such day as so reported, if the Common Stock qualifies as a NASDAQ/NMS security; or

              (c) If neither paragraph (a) nor (b) above shall be applicable, the closing market price shall be the last reported sale price as furnished by the National Association of Securities Dealers, Inc. electronic inter-dealer quotation system ("NASDAQ") or, if last reported sale prices are not so furnished, then the average of the high and the low asked prices furnished by NASDAQ, in either case on the trading day immediately preceding the date of exercise, or if not so quoted on NASDAQ, the closing market price shall be the average of the high bid and the low asked prices as reported by the OTC Bulletin Board for the last trading day prior to the date of exercise; provided that the term "trading day" as used in this sentence shall mean a day on which trading in securities took place in the domestic over-the-counter market; or

              (d) If none of paragraphs (a), (b) or (c) above shall be applicable, the closing market price shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

       13. Limitation on Exercise. The Warrants may not be exercised by the registered holder hereof unless (a) the shares of Common Stock purchasable upon the exercise thereof are registered under the 1933 Act, or the transaction in which the shares of Common Stock are to be issued is exempted from the application of the registration



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

provisions of the 1933 Act, and (b) such shares of Common Stock are registered or otherwise qualified for sale under the securities laws of the State in which the registered holder resides or an exemption from such registration or qualification is available under such laws. Notwithstanding any provision of this Warrant Agreement to the contrary, no Warrant is exercisable if the issuance of the shares of Common Stock purchasable upon such exercise is unlawful under the laws of any applicable jurisdiction. The Compensation Warrants may not be exercised absent receipt of shareholder approval of an increase in the number of authorized shares of Common Stock of the Company.

       14. Warrant Holder Not Deemed a Shareholder. No holder, as such, of any Warrant shall be entitled to vote or receive dividends or to be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise thereof for any purpose whatever, nor shall anything contained herein or in any Warrant be construed to confer upon the holder of any Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, or otherwise, until such Warrant shall have been exercised in accordance with the provisions hereof.

       15. Right of Action. All rights of action that might arise under this Agreement, other than a right of action that could be asserted by the Warrant Agent in its own right, are vested in the respective registered holders of Warrants; and any registered holder of any Warrant, without the consent of the Warrant Agent or of any other holder of a Warrant, on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce or otherwise in respect of, his right to exercise the Warrants for the purchase of shares of Common Stock or other securities or property in the manner provided in the Warrant Certificate and in this Agreement.

       16. Agreement of Holders of Warrants. Every holder of a Warrant by accepting the same consents and agrees with the Company, the Warrant Agent and with every other holder of a Warrant that:

              (a) The Warrants are transferable on the registry books of the Warrant Agent only upon the terms and conditions set forth in this Agreement.

              (b) The Company and the Warrant Agent may deem and treat the person in whose name a Warrant is registered as the absolute owner of the Warrant (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.



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       17.    Cancellation of Warrant Certificates. In the event that the
Company shall purchase or otherwise acquire any Warrant after the issuance thereof, the Warrant Certificate or Certificates therefor shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall also cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, split-up, combination or exchange. Warrant Certificates so cancelled shall be delivered by the Warrant Agent to the Company from time to time or disposed of in accordance with the instructions of the Company.

       18.    Disposition of Proceeds on Exercise of Warrants.

              (a) The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of shares of Common Stock or other securities or property through the exercise of such Warrants.

              (b) The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours at the Designated Office.

       19. Merger or Consolidation or Change or Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the shareholder services business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 21. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the predecessor warrant agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor warrant agent or in the name of the successor warrant agent; and in all such cases, such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

              In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases, such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

       20. Duties of Warrant Agent; Undertaking of the Company. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and, by their acceptance thereof, the holders of Warrants shall be bound:

              (a) The statements contained herein and in the Warrant Certificate shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the delivery of Warrants, except as provided herein.

              (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants to be complied with by the Company.

              (c) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agent or for any loss to the Company resulting from such neglect or misconduct of any such attorney or agent, provided reasonable care shall have been exercised by the Warrant Agent in the selection and continued employment thereof.

              (d) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided the Warrant Agent shall have exercised reasonable care in the selection and continued employment of such counsel.

              (e) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

              (f) The Company agrees (i) to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, (ii) to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement, (iii) to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution and performance of this Agreement, except as a result of the Warrant Agent's negligence or bad faith, and (iv) upon request, to advance to the Warrant Agent funds to pay cash in lieu of fractional shares of Common Stock or other fractional securities issuable on exercise of Warrants.

              (g) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses that may be incurred.

              (h) To the extent permitted by law, the Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

              (i) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

       21. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company notice in writing, by first-class mail, postage prepaid, specifying a date when such resignation shall take effect, which notice shall be received by the Company at least 30 days prior to the date so specified. If the Warrant Agent shall resign, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.

       22. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or the Warrant Certificate to the contrary, the Company may, at its option, issue new Warrant Certificates in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind of shares purchasable pursuant to the terms of the Warrants made in accordance with the provisions of this Agreement.

       23. Notices. Any notice pursuant to this Agreement to be given by the Warrant Agent or by the registered holder of any Warrant to the Company shall be sufficiently given if sent by messenger, overnight delivery service, or first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

              Antex Biologics Inc.
              300 Professional Drive
              Gaithersburg, MD  20879
              Attn:  Secretary

Any notice pursuant to this Agreement to be given by the Company or by the registered holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by messenger, overnight delivery service, or first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

              American Stock Transfer & Trust Company
              40 Wall Street, 46th Floor
              New York, New York  10005

       24. Modification of Agreement. The Warrant Agent may, without the consent or concurrence of the holders of the Warrants, by supplemental agreement or otherwise, concur with the Company in making any changes or corrections in this Agreement that the Warrant Agent shall have been advised by counsel (who may be counsel for the Company) are necessary or desirable to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, or to make any other provisions in regard to matters or questions arising hereunder and that shall not be inconsistent with the provisions of the Warrant Certificate and that shall not adversely affect the interests of the holders of the Warrants. As of the date hereof, this Agreement contains the entire and only agreement, understanding, representation, condition, warranty or covenant between the parties and the registered holders of the Warrants hereto with respect to the matters herein, supersedes any and all other agreements between the parties hereto relating to such matters and may be modified or amended only by a written agreement signed by both parties hereto pursuant to the authority granted by the first sentence of this Section 24.

       25. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

       26. Termination. This Agreement shall terminate as of the close of business on the Expiration Date, or such earlier date upon which all Warrants shall have been exercised or redeemed, except that the Warrant Agent shall account to the Company as to all Warrants outstanding and all cash held by it as of the close of business on the Expiration Date.

       27. Governing Law. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland by Maryland residents and to be performed entirely within the State of Maryland.

       28. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or entity, other than the Company, the Warrant Agent and the registered holders of the Warrants, any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.

       29. Descriptive Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meanings or construction of any of the provisions hereof.

       30. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

       31. No Impairment. The Company shall not, by amendment to its certificate of incorporation or By-laws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue, sale, grant or assumption of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement or the Warrants.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    ANTEX BIOLOGICS INC.

[SEAL]                              By:  /s/ V. M. Esposito
                                        --------------------
                                         V.M. Esposito
                                         President

                                    AMERICAN STOCK TRANSFER & TRUST COMPANY

[SEAL]                              By:
                                       ---------------------
                                          Name
                                          Title

                                                                       EXHIBIT A

              FORM OF FACE OF CALLABLE CLASS A WARRANT CERTIFICATE

                              ANTEX BIOLOGICS INC.

                            CALLABLE CLASS A WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK

                                   VOID AFTER
                        5:00 P.M., WASHINGTON, D.C. TIME,
                                ON MARCH 14, 2005

CALLABLE
WARRANT
NUMBER

WC-A-___                                                     __________ WARRANTS

THIS CERTIFIES THAT for value received, __________________________, the registered holder hereof or his or her registered assign(s) (the "Holder"), is entitled to purchase from Antex Biologics Inc., a Delaware corporation (the "Company"), at any time during the period beginning at 5:00 p.m., Washington, D.C. Time, on the date hereof, and ending at 5:00 p.m., Washington, D.C. Time, on March 14, 2005 (the "Expiration Date"), unless earlier redeemed, the number of shares of Common Stock of the Company (the "Shares") set forth above. The purchase price for one Share shall be $1.50 (the "Exercise Price"). Upon the occurrence of certain events, the amount and/or type of securities purchasable upon exercise of this Warrant Certificate shall be subject to modification or adjustment as provided in Section 11 of the Warrant Agreement referred to below (the "Warrant Agreement").

       After eighteen months from the date hereof, the Company may redeem each Callable Class A Warrant at a price of $0.10 per Callable Class A Warrant (the "Redemption Price") upon at least 30 days' written notice to the Holder by following the procedures set forth in the Warrant Agreement, if the average of the closing sale prices (or, if closing sale prices are not available, the closing bid prices) of the Common Stock shall exceed $7.50 per share for any period of 20 consecutive trading days prior to the date on which the notice of redemption is given, and provided further, that the Holder shall not have exercised the Callable Class A

Warrants before the close of business on the date set for redemption. After twenty-four months from the date hereof, the Company may redeem each Callable Class A Warrant at the Redemption Price upon at least 30 days' written notice to the Holder by following the procedures set forth in the Warrant Agreement, if the average of the closing sale prices (or, if closing sale prices are not available, the closing bid prices) of the Common Stock shall exceed $4.50 per share for any period of 20 consecutive trading days prior to the date on which the notice of redemption is given, and provided further, that the Holder shall not have exercised the Callable Class A Warrants before the close of business on the date set for redemption. After the close of business on the date fixed for redemption, the Holder shall have no rights with respect to the Callable Class A Warrants, except the right to receive the Redemption Price upon surrender of this Certificate. The Callable Class A Warrants may not be exercised by the Holder hereof unless (a) the shares of Common Stock purchasable upon the exercise thereof are registered under the Securities Act of 1933, as amended (the "1933 Act"), or the transaction in which the shares of Common Stock are to be issued is exempted from the application of the registration provisions of the 1933 Act, and (b) such shares of Common Stock are registered or otherwise qualified for sale under the securities laws of the State in which the Holder resides or an exemption from such registration or qualification is available under such laws. Notwithstanding any provision of the Warrant Agreement or this Callable Class A Warrant Certificate to the contrary, the Callable Class A Warrants are not exercisable if the issuance of the shares of Common Stock purchasable upon such exercise is unlawful under the laws of any applicable jurisdiction.

       All or a portion of the Callable Class A Warrants may be exercised by presentation and surrender of this Callable Class A Warrant Certificate, with the Purchase Form on the reverse side hereof duly executed, together with the Exercise Price, at the office of American Stock Transfer & Trust Company (the "Warrant Agent"), at 40 Wall Street, New York, New York, or at such other office as may from time to time be designated by the Warrant Agent (the "Designated Office"). Payment of the Exercise Price shall be made in lawful money of the United States by cash or personal check or bank draft made payable to Antex Biologics Inc., except that if payment is made by personal check, no shares of Common Stock issuable upon such exercise will be issued until such check has cleared.

       Upon any partial exercise of this Callable Class A Warrant Certificate, there shall be countersigned and issued to the Holder a new Callable Class A Warrant Certificate for the number of Callable Class A Warrants as to which this Callable Class A Warrant Certificate was not exercised. This Callable Class A Warrant Certificate may be exchanged at the Designated Office of the Warrant Agent by surrender of this Callable Class A Warrant Certificate properly endorsed either separately or in combination with one or more other Callable Class A Warrant Certificates for one or more new Callable Class A Warrant Certificates of like tenor entitling the Holder thereof to purchase the same aggregate number of Callable Class A Warrants as were purchasable on exercise of the Callable Class A Warrant Certificate or Callable Class A Warrant Certificates exchanged.

       No fractional Shares will be issued upon the exercise of this Callable Class A Warrant Certificate singly or in combination with any other Callable Class A Warrant

Certificates, and in lieu thereof the Company will pay to the Holder the cash value of any such fraction, as provided in the Warrant Agreement. This Callable Class A Warrant Certificate is transferable at the Designated Office of the Warrant Agent set forth above, in the manner and subject to the limitations set forth in the Warrant Agreement. The Holder or any transferee, as the case may be, shall be responsible for any applicable transfer tax or other governmental charge.

       This Callable Class A Warrant is issued under and in accordance with an Agreement, dated as of March 15, 2000, between the Company and the Warrant Agent and is subject in all respects to the terms and provisions contained in the Warrant Agreement, to which the Holder of the Callable Class A Warrants by acceptance hereof consents. A copy of the Warrant Agreement may be obtained by the Holder upon written request to the Warrant Agent.

       Prior to due presentment for registration of transfer of the Callable Class A Warrants, the Company and the Warrant Agent may deem and treat the registered holder thereof as the absolute owner of the Callable Class A Warrants (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

       The Callable Class A Warrants do not entitle the Holder to any rights of a shareholder of the Company, including the right to vote, to receive dividends or other distributions, or to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

       This Callable Class A Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

DATED:

Countersigned:

AMERICAN STOCK TRANSFER &                    ANTEX BIOLOGICS INC.
  TRUST COMPANY

           as Warrant Agent

By:                                          By:
   -------------------------------               ----------------------
      Authorized Signature                           President

                                             By:
                                                 ----------------------
                                                     Secretary

            FORM OF REVERSE OF CALLABLE CLASS A WARRANT CERTIFICATE

                              ANTEX BIOLOGICS INC.

                            CALLABLE CLASS A WARRANT
                                  PURCHASE FORM

                                Mailing Address:

                           ---------------------------
                           ---------------------------
                           ---------------------------


       The undersigned Holder hereby irrevocably elects to exercise the right, represented by this Callable Class A Warrant Certificate, to purchase _________ shares of Common Stock (the "Shares"), herewith tenders payment for such Shares by cash, check or bank draft payable to the order of Antex Biologics Inc. in the amount of $______ and requests that certificates for such Shares be issued in the name of

--------------------------------------------------------------------------------
     (PLEASE PRINT NAME, ADDRESS AND SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


If the number of Shares to be purchased as indicated above is fewer than all of the Shares purchasable upon the exercise of the Callable Class A Warrants evidenced by this Callable Class A Warrant Certificate, the undersigned further requests that a new Callable Class A Warrant Certificate of like tenor evidencing Callable Class A Warrants to purchase the balance remaining of the Shares be registered in the name of the undersigned Holder (or his or her assignee as indicated below) and delivered to the address stated below, unless otherwise indicated by completion of the form of assignment below.

DATED: _____________ __, 200_

SIGNATURE GUARANTEED:

                                     -------------------------------------------
                                     (Signature of Holder of Callable
                                     Warrant or Assignee)

                                     -------------------------------------------
                                     (Signature of Holder of Callable Warrant or
                                      Assignee)


                                      NOTE: THE ABOVE SIGNATURES MUST
                                      CORRESPOND WITH THE NAMES AS WRITTEN UPON
                                      THE FACE OF THIS CALLABLE CLASS A WARRANT
                                      CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                      ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                      WHATEVER, UNLESS THIS CALLABLE CLASS A
                                      WARRANT CERTIFICATE HAS BEEN ASSIGNED, IN
                                      WHICH CASE THE SIGNATURE SHALL BE THE
                                      NAME OF THE ASSIGNEE INDICATED BELOW, AND
                                      MUST BE GUARANTEED BY A COMMERCIAL BANK,
                                      TRUST COMPANY, SAVINGS ASSOCIATION OR
                                      CREDIT UNION OR BY A MEMBER OF A NATIONAL
                                      SECURITIES EXCHANGE OR THE NATIONAL
                                      ASSOCIATION OF SECURITIES DEALERS.

SIGNATURE GUARANTEED:
                                     -------------------------------------------

                                     Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                   ASSIGNMENT

        (To be signed only upon assignment of Callable Class A Warrants)

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

--------------------------------------------------------------------------------

          (NAME AND ADDRESS OF ASSIGNEE MUST BE PRINTED OR TYPEWRITTEN)

--------------------------------------------------------------------------------

             __________ of the Callable Class A Warrants represented by the Callable Class A Warrant Certificate, and hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------

as his or her lawful attorney to transfer said Callable Class A Warrants on the books of the Company, with full power of substitution in the premises.

DATED: ___________________,200_

                                     -------------------------------------------
                                     (Signature of Holder)

                                     -------------------------------------------
                                     (Signature of Holder)


                                     NOTE: THE ABOVE SIGNATURES MUST
                                     CORRESPOND WITH THE NAMES AS WRITTEN UPON
                                     THE FACE OF THIS CALLABLE CLASS A WARRANT
                                     CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                     ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                     WHATSOEVER AND MUST BE GUARANTEED BY A
                                     COMMERCIAL BANK, TRUST COMPANY, SAVINGS
                                     ASSOCIATION OR CREDIT UNION OR BY A
                                     MEMBER OF A NATIONAL SECURITIES EXCHANGE
                                     OR THE

                                     NATIONAL ASSOCIATION OF SECURITIES DEALERS.


SIGNATURE GUARANTEED:
                                     -------------------------------------------

                                     Address: ----------------------------------

                                     -------------------------------------------

                                                                       EXHIBIT B

              FORM OF FACE OF CALLABLE CLASS B WARRANT CERTIFICATE

                              ANTEX BIOLOGICS INC.

                            CALLABLE CLASS B WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK

                                   VOID AFTER
                        5:00 P.M., WASHINGTON, D.C. TIME,
                                ON MARCH 14, 2005

CALLABLE
WARRANT
NUMBER

WC-B-___                                                     __________ WARRANTS

THIS CERTIFIES THAT for value received, __________________________, the registered holder hereof or his or her registered assign(s) (the "Holder"), is entitled to purchase from Antex Biologics Inc., a Delaware corporation (the "Company"), at any time during the period beginning at 5:00 p.m., Washington, D.C. Time, March 15, 2001, and ending at 5:00 p.m., Washington, D.C. Time, on March 14, 2005 (the "Expiration Date"), unless earlier redeemed, the number of shares of Common Stock of the Company (the "Shares") set forth above. The purchase price for one Share shall be $1.50 (the "Exercise Price"). Upon the occurrence of certain events, the amount and/or type of securities purchasable upon exercise of this Warrant Certificate shall be subject to modification or adjustment as provided in Section 11 of the Warrant Agreement referred to below (the "Warrant Agreement").

       After eighteen months from the date hereof, the Company may redeem each Callable Class B Warrant at a price of $0.10 per Callable Class B Warrant (the "Redemption Price") upon at least 30 days' written notice to the Holder by following the procedures set forth in the Warrant Agreement, if the average of the closing sale prices (or, if closing sale prices are not available, the closing bid prices) of the Common Stock shall exceed $7.50 per share for any period of 20 consecutive trading days prior to the date on which the notice of redemption is given, and provided further, that the Holder shall not have exercised the Callable Class B Warrants before the close of business on the date set for redemption. After twenty-four months from the date hereof, the Company may redeem each Callable Class B Warrant at the Redemption Price upon at least 30 days' written notice to the Holder by following the procedures set forth in the Warrant Agreement, if the average of the closing sale prices (or, if closing sale prices are not available, the closing bid prices) of the Common Stock shall exceed $4.50 per share for any period of 20 consecutive trading days prior to the date on which the notice of redemption is given, and provided further, that the Holder shall not have exercised the Callable Class B Warrants before the close of business on the date set for redemption. After the close of business on the date fixed for redemption, the Holder shall have no rights with respect to the Callable Class B Warrants, except the right to receive the Redemption Price upon surrender of this Certificate. The Callable Class B Warrants may not be exercised by the Holder hereof unless (a) the shares of Common Stock purchasable upon the exercise thereof are registered under the Securities Act of 1933, as amended (the "1933 Act"), or the transaction in which the shares of Common Stock are to be issued is exempted from the application of the registration provisions of the 1933 Act, and (b) such shares of Common Stock are registered or otherwise qualified for sale under the securities laws of the State in which the Holder resides or an exemption from such registration or qualification is available under such laws. Notwithstanding any provision of the Warrant Agreement or this Callable Class B Warrant Certificate to the contrary, the Callable Class B Warrants are not exercisable if the issuance of the shares of Common Stock purchasable upon such exercise is unlawful under the laws of any applicable jurisdiction, or, if the Callable Class B Warrants are Compensation Warrants, if shareholder approval pursuant to Section 10 of the Warrant Agreement has not been received authorizing a sufficient number of shares of Common Stock for reservation..

       All or a portion of the Callable Class B Warrants may be exercised by presentation and surrender of this Callable Class B Warrant Certificate, with the Purchase Form on the reverse side hereof duly executed, together with the Exercise Price, at the office of American Stock Transfer & Trust Company (the "Warrant Agent"), at 40 Wall Street, New York, New York, or at such other office as may from time to time be designated by the Warrant Agent (the "Designated Office"). Payment of the Exercise Price shall be made in lawful money of the United States by cash or personal check or bank draft made payable to Antex Biologics Inc., except that if payment is made by personal check, no shares of Common Stock issuable upon such exercise will be issued until such check has cleared.

       Upon any partial exercise of this Callable Class B Warrant Certificate, there shall be countersigned and issued to the Holder a new Callable Class B Warrant Certificate for the number of Callable Class B Warrants as to which this Callable Class B Warrant Certificate was not exercised. This Callable Class B Warrant Certificate may be exchanged at the Designated Office of the Warrant Agent by surrender of this Callable Class B Warrant Certificate properly endorsed either separately or in combination with one or more other Callable Class B Warrant Certificates for one or more new Callable Class B Warrant Certificates of like tenor entitling the Holder thereof to purchase the same aggregate number of Callable Class B Warrants as were purchasable on exercise of the Callable Class B Warrant Certificate or Callable Class B Warrant Certificates exchanged.

       No fractional Shares will be issued upon the exercise of this Callable Class B Warrant Certificate singly or in combination with any other Callable Class B Warrant Certificate, and in lieu thereof the Company will pay to the Holder the cash value of any such fraction, as provided in the Warrant Agreement. This Callable Class B Warrant Certificate is transferable at the Designated Office of the Warrant Agent set forth above, in the manner and subject to the limitations set forth in the Warrant Agreement. The Holder or any transferee, as the case may be, shall be responsible for any applicable transfer tax or other governmental charge.

       This Callable Class B Warrant is issued under and in accordance with an Agreement, dated as of March 15, 2000, between the Company and the Warrant Agent and is subject in all respects to the terms and provisions contained in the Warrant Agreement, to which the Holder of the Callable Class B Warrants by acceptance hereof consents. A copy of the Warrant Agreement may be obtained by the Holder upon written request to the Warrant Agent.

       Prior to due presentment for registration of transfer of the Callable Class B Warrants, the Company and the Warrant Agent may deem and treat the registered holder thereof as the absolute owner of the Callable Class B Warrants (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

       The Callable Class B Warrants do not entitle the Holder to any rights of a shareholder of the Company, including the right to vote, to receive dividends or other distributions, or to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

       This Callable Class B Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

DATED:

Countersigned:

AMERICAN STOCK TRANSFER &                        ANTEX BIOLOGICS INC.
  TRUST COMPANY
           as Warrant Agent

By:                                              By:
   ----------------------------                      --------------------------
      Authorized Signature                               President

                                                 By:
                                                     --------------------------
                                                          Secretary

            FORM OF REVERSE OF CALLABLE CLASS B WARRANT CERTIFICATE

                              ANTEX BIOLOGICS INC.

                            CALLABLE CLASS B WARRANT
                                  PURCHASE FORM

                                Mailing Address:

                           ---------------------------
                           ---------------------------
                           ---------------------------

       The undersigned Holder hereby irrevocably elects to exercise the right, represented by this Callable Class B Warrant Certificate, to purchase _________ shares of Common Stock (the "Shares"), herewith tenders payment for such Shares by cash, check or bank draft payable to the order of Antex Biologics Inc. in the amount of $______ and requests that certificates for such Shares be issued in the name of

--------------------------------------------------------------------------------
     (PLEASE PRINT NAME, ADDRESS AND SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the number of Shares to be purchased as indicated above is fewer than all of the Shares purchasable upon the exercise of the Callable Class B Warrants evidenced by this Callable Class B Warrant Certificate, the undersigned further requests that a new Callable Class B Warrant Certificate of like tenor evidencing Callable Class B Warrants to purchase the balance remaining of the Shares be registered in the name of the undersigned Holder (or his or her assignee as indicated below) and delivered to the address stated below, unless otherwise indicated by completion of the form of assignment below.

DATED: _____________ __, 200_

SIGNATURE GUARANTEED:

                                     -------------------------------------------
                                     (Signature of Holder of Callable
                                     Warrant or Assignee)

                                     -------------------------------------------
                                     (Signature of Holder of Callable Warrant or
                                     Assignee)


                                     NOTE: THE ABOVE SIGNATURES MUST
                                     CORRESPOND WITH THE NAMES AS WRITTEN
                                     UPON THE FACE OF THIS CALLABLE CLASS B
                                     WARRANT CERTIFICATE IN EVERY PARTICULAR
                                     WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                     CHANGE WHATEVER, UNLESS THIS CALLABLE
                                     CLASS B WARRANT CERTIFICATE HAS BEEN
                                     ASSIGNED, IN WHICH CASE THE SIGNATURE
                                     SHALL BE THE NAME OF THE ASSIGNEE
                                     INDICATED BELOW, AND MUST BE GUARANTEED
                                     BY A COMMERCIAL BANK, TRUST COMPANY,
                                     SAVINGS ASSOCIATION OR CREDIT UNION OR
                                     BY A MEMBER OF A NATIONAL SECURITIES
                                     EXCHANGE OR THE NATIONAL ASSOCIATION OF
                                     SECURITIES DEALERS.

SIGNATURE GUARANTEED:

                                     -------------------------------------------
                                     Address:

                                     -------------------------------------------

                                     -------------------------------------------

                                   ASSIGNMENT

        (To be signed only upon assignment of Callable Class B Warrants)

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

--------------------------------------------------------------------------------

          (NAME AND ADDRESS OF ASSIGNEE MUST BE PRINTED OR TYPEWRITTEN)

--------------------------------------------------------------------------------

       __________ of the Callable Class B Warrants represented by the Callable Class B Warrant Certificate, and hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------

as his or her lawful attorney to transfer said Callable Class B Warrants on the books of the Company, with full power of substitution in the premises.

DATED: ___________________,200_

                                     -------------------------------------------
                                     (Signature of Holder)

                                     -------------------------------------------
                                     (Signature of Holder)


                                     NOTE: THE ABOVE SIGNATURES MUST
                                     CORRESPOND WITH THE NAMES AS WRITTEN
                                     UPON THE FACE OF THIS CALLABLE CLASS B
                                     WARRANT CERTIFICATE IN EVERY PARTICULAR
                                     WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                     CHANGE WHATSOEVER AND MUST BE GUARANTEED
                                     BY A COMMERCIAL BANK, TRUST COMPANY,
                                     SAVINGS ASSOCIATION OR CREDIT UNION OR
                                     BY A MEMBER OF A NATIONAL SECURITIES
                                     EXCHANGE OR THE

                                     NATIONAL ASSOCIATION OF SECURITIES DEALERS.


SIGNATURE GUARANTEED:
                                     -------------------------------------------

                                     Address: ----------------------------------

                                                                       EXHIBIT C

            FORM OF FACE OF NON-CALLABLE CLASS C WARRANT CERTIFICATE

                              ANTEX BIOLOGICS INC.

                          NON-CALLABLE CLASS C WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK

                                   VOID AFTER
                        5:00 P.M., WASHINGTON, D.C. TIME,
                                ON MARCH 14, 2005

NON-CALLABLE
WARRANT
NUMBER

WC-C-___                                                     __________ WARRANTS

THIS CERTIFIES THAT for value received, __________________________, the registered holder hereof or his or her registered assign(s) (the "Holder"), is entitled to purchase from Antex Biologics Inc., a Delaware corporation (the "Company"), at any time during the period beginning at 5:00 p.m., Washington, D.C. Time, on March 15, 2001, and ending at 5:00 p.m., Washington, D.C. Time, on March 14, 2005 (the "Expiration Date"), unless earlier redeemed, the number of shares of Common Stock of the Company (the "Shares") set forth above. The purchase price for one Share shall be $0.66 (the "Exercise Price"). Upon the occurrence of certain events, the amount and/or type of securities purchasable upon exercise of this Warrant Certificate shall be subject to modification or adjustment as provided in Section 11 of the Warrant Agreement referred to below (the "Warrant Agreement").

       The Non-Callable Class C Warrants may not be exercised by the Holder hereof unless (a) the shares of Common Stock purchasable upon the exercise thereof are registered under the Securities Act of 1933, as amended (the "1933 Act"), or the transaction in which the shares of Common Stock are to be issued is exempted from the application of the registration provisions of the 1933 Act, and (b) such shares of Common Stock are registered or otherwise qualified for sale under the securities laws of the State in which the Holder resides or an exemption from such registration or qualification is available under such laws. Notwithstanding any provision of the Warrant Agreement or this Non-Callable

Class C Warrant Certificate to the contrary, the Non-Callable Class C Warrants are not exercisable if the issuance of the shares of Common Stock purchasable upon such exercise is unlawful under the laws of any applicable jurisdiction or, if the Callable Class B Warrants are Compensation Warrants, if shareholder approval pursuant to Section 10 of the Warrant Agreement has not been received authorizing a sufficient number of shares of Common Stock for reservation.

       All or a portion of the Non-Callable Class C Warrants may be exercised by presentation and surrender of this Non-Callable Class C Warrant Certificate, with the Purchase Form on the reverse side hereof duly executed, together with the Exercise Price, at the office of American Stock Transfer & Trust Company (the "Warrant Agent"), at 40 Wall Street, New York, New York, or at such other office as may from time to time be designated by the Warrant Agent (the "Designated Office"). Payment of the Exercise Price shall be made in lawful money of the United States by cash or personal check or bank draft made payable to Antex Biologics Inc., except that if payment is made by personal check, no shares of Common Stock issuable upon such exercise will be issued until such check has cleared.

       Upon any partial exercise of this Non-Callable Class C Warrant Certificate, there shall be countersigned and issued to the Holder a new Non-Callable Class C Warrant Certificate for the number of Non-Callable Class C Warrants as to which this Non-Callable Class C Warrant Certificate was not exercised. This Non-Callable Class C Warrant Certificate may be exchanged at the Designated Office of the Warrant Agent by surrender of this Non-Callable Class C Warrant Certificate properly endorsed either separately or in combination with one or more other Non-Callable Class C Warrant Certificates for one or more new Non-Callable Class C Warrant Certificates of like tenor entitling the Holder thereof to purchase the same aggregate number of Non-Callable Class C Warrants as were purchasable on exercise of the Non-Callable Class C Warrant Certificate or Non-Callable Class C Warrant Certificates exchanged.

       No fractional Shares will be issued upon the exercise of this Non-Callable Class C Warrant Certificate singly or in combination with any other Non-Callable Class C Warrant Certificate, and in lieu thereof the Company will pay to the Holder the cash value of any such fraction, as provided in the Warrant Agreement. This Non-Callable Class C Warrant Certificate is transferable at the Designated Office of the Warrant Agent set forth above, in the manner and subject to the limitations set forth in the Warrant Agreement. The Holder or any transferee, as the case may be, shall be responsible for any applicable transfer tax or other governmental charge.

       This Non-Callable Class C Warrant is issued under and in accordance with an Agreement, dated as of March 15, 2000, between the Company and the Warrant Agent and is subject in all respects to the terms and provisions contained in the Warrant Agreement, to which the Holder of the Non-Callable Class C Warrants by acceptance hereof consents. A copy of the Warrant Agreement may be obtained by the Holder upon written request to the Warrant Agent.

       Prior to due presentment for registration of transfer of the Non-Callable Class C Warrants, the Company and the Warrant Agent may deem and treat the registered holder thereof as the absolute owner of the Non-Callable Class C Warrants (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

       The Non-Callable Class C Warrants do not entitle the Holder to any rights of a shareholder of the Company, including the right to vote, to receive dividends or other distributions, or to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

       This Non-Callable Class C Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

DATED:

Countersigned:

AMERICAN STOCK TRANSFER &                      ANTEX BIOLOGICS INC.
  TRUST COMPANY
      as Warrant Agent

By:                                            By:
    ------------------------------                ----------------------------
      Authorized Signature                             President

                                               By:
                                                  ----------------------------
                                                       Secretary

          FORM OF REVERSE OF NON-CALLABLE CLASS C WARRANT CERTIFICATE

                              ANTEX BIOLOGICS INC.

                          NON-CALLABLE CLASS C WARRANT

                                  PURCHASE FORM

                                Mailing Address:

                           ---------------------------
                           ---------------------------
                           ---------------------------


       The undersigned Holder hereby irrevocably elects to exercise the right, represented by this Non-Callable Class C Warrant Certificate, to purchase _________ shares of Common Stock (the "Shares"), herewith tenders payment for such Shares by cash, check or bank draft payable to the order of Antex Biologics Inc. in the amount of $______ and requests that certificates for such Shares be issued in the name of

--------------------------------------------------------------------------------
             (PLEASE PRINT NAME, ADDRESS AND SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the number of Shares to be purchased as indicated above is fewer than all of the Shares purchasable upon the exercise of the Non-Callable Class C Warrants evidenced by this Non-Callable Class C Warrant Certificate, the undersigned further requests that a new Non-Callable Class C Warrant Certificate of like tenor evidencing Non-Callable Class C Warrants to purchase the balance remaining of the Shares be registered in the name of the undersigned Holder (or his or her assignee as indicated below) and delivered to the address stated below, unless otherwise indicated by completion of the form of assignment below.

DATED: _____________ __, 200_

SIGNATURE GUARANTEED:

                                     -------------------------------------------
                                     (Signature of Holder of Non-Callable
                                     Warrant or Assignee)

                                     -------------------------------------------
                                     (Signature of Holder of Non-Callable
Warrant or                           Assignee)


                                     NOTE: THE ABOVE SIGNATURES MUST
                                     CORRESPOND WITH THE NAMES AS WRITTEN
                                     UPON THE FACE OF THIS NON-CALLABLE CLASS
                                     C WARRANT CERTIFICATE IN EVERY
                                     PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER,
                                     UNLESS THIS NON-CALLABLE CLASS C WARRANT
                                     CERTIFICATE HAS BEEN ASSIGNED, IN WHICH
                                     CASE THE SIGNATURE SHALL BE THE NAME OF
                                     THE ASSIGNEE INDICATED BELOW, AND MUST
                                     BE GUARANTEED BY A COMMERCIAL BANK,
                                     TRUST COMPANY, SAVINGS ASSOCIATION OR
                                     CREDIT UNION OR BY A MEMBER OF A
                                     NATIONAL SECURITIES EXCHANGE OR THE
                                     NATIONAL ASSOCIATION OF SECURITIES
                                     DEALERS.

SIGNATURE GUARANTEED:

                                     -------------------------------------------
                                     Address:

                                     -------------------------------------------

                                     -------------------------------------------

                                   ASSIGNMENT

      (To be signed only upon assignment of Non-Callable Class C Warrants)

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

--------------------------------------------------------------------------------

          (NAME AND ADDRESS OF ASSIGNEE MUST BE PRINTED OR TYPEWRITTEN)

--------------------------------------------------------------------------------

       __________ of the Non-Callable Class C Warrants represented by the Non-Callable Class C Warrant Certificate, and hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------

as his or her lawful attorney to transfer said Non-Callable Class C Warrants on the books of the Company, with full power of substitution in the premises.

DATED: ________________ __,200_

                                     -------------------------------------------
                                     (Signature of Holder)

                                     -------------------------------------------
                                     (Signature of Holder)


                                     NOTE: THE ABOVE SIGNATURES MUST
                                     CORRESPOND WITH THE NAMES AS WRITTEN
                                     UPON THE FACE OF THIS NON-CALLABLE CLASS
                                     C WARRANT CERTIFICATE IN EVERY
                                     PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER AND
                                     MUST BE GUARANTEED BY A COMMERCIAL BANK,
                                     TRUST COMPANY, SAVINGS ASSOCIATION OR
                                     CREDIT UNION OR BY A MEMBER OF A
                                     NATIONAL SECURITIES EXCHANGE OR THE

                                     NATIONAL ASSOCIATION OF SECURITIES
                                     DEALERS.

SIGNATURE GUARANTEED:

                                     -------------------------------------------
                                     Address:

                                     -------------------------------------------

                                     -------------------------------------------

                                                                       EXHIBIT D

            FORM OF FACE OF NON-CALLABLE CLASS D WARRANT CERTIFICATE

                              ANTEX BIOLOGICS INC.

                          NON-CALLABLE CLASS D WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK

                                   VOID AFTER
                        5:00 P.M., WASHINGTON, D.C. TIME,
                                ON MARCH 14, 2005

NON-CALLABLE
WARRANT
NUMBER

WC-D-___                                                     __________ WARRANTS

THIS CERTIFIES THAT for value received, __________________________, the registered holder hereof or his or her registered assign(s) (the "Holder"), is entitled to purchase from Antex Biologics Inc., a Delaware corporation (the "Company"), at any time during the period beginning at 5:00 p.m., Washington, D.C. Time, on March 15, 2001, and ending at 5:00 p.m., Washington, D.C. Time, on March 14, 2005 (the "Expiration Date"), unless earlier redeemed, the number of shares of Common Stock of the Company (the "Shares") set forth above. The purchase price for one Share shall be $1.50 (the "Exercise Price"). Upon the occurrence of certain events, the amount and/or type of securities purchasable upon exercise of this Warrant Certificate shall be subject to modification or adjustment as provided in Section 11 of the Warrant Agreement referred to below (the "Warrant Agreement").

       The Non-Callable Class D Warrants may not be exercised by the Holder hereof unless (a) the shares of Common Stock purchasable upon the exercise thereof are registered under the Securities Act of 1933, as amended (the "1933 Act"), or the transaction in which the shares of Common Stock are to be issued is exempted from the application of the registration provisions of the 1933 Act, and (b) such shares of Common Stock are registered or otherwise qualified for sale under the securities laws of the State in which the Holder resides or an exemption from such registration or qualification is available under such laws. Notwithstanding any provision of the Warrant Agreement or this Non-Callable Class D Warrant Certificate to the contrary, the Non-Callable Class D Warrants are not exercisable if the issuance of the shares of Common Stock purchasable upon such exercise is unlawful under the laws of any applicable jurisdiction or, if the Non-Callable Class D Warrants are Compensation Warrants, if shareholder approval pursuant to Section 10 of the Warrant Agreement has not been received authorizing a sufficient number of shares of Common Stock for reservation.

       All or a portion of the Non-Callable Class D Warrants may be exercised by presentation and surrender of this Non-Callable Class D Warrant Certificate, with the Purchase Form on the reverse side hereof duly executed, together with the Exercise Price, at the office of American Stock Transfer & Trust Company (the "Warrant Agent"), at 40 Wall Street, New York, New York, or at such other office as may from time to time be designated by the Warrant Agent (the "Designated Office"). Payment of the Exercise Price shall be made in lawful money of the United States by cash or personal check or bank draft made payable to Antex Biologics Inc., except that if payment is made by personal check, no shares of Common Stock issuable upon such exercise will be issued until such check has cleared.

       Upon any partial exercise of this Non-Callable Class D Warrant Certificate, there shall be countersigned and issued to the Holder a new Non-Callable Class D Warrant Certificate for the number of Non-Callable Class D Warrants as to which this Non-Callable Class D Warrant Certificate was not exercised. This Non-Callable Class D Warrant Certificate may be exchanged at the Designated Office of the Warrant Agent by surrender of this Non-Callable Class D Warrant Certificate properly endorsed either separately or in combination with one or more other Non-Callable Class D Warrant Certificates for one or more new Non-Callable Class D Warrant Certificates of like tenor entitling the Holder thereof to purchase the same aggregate number of Non-Callable Class D Warrants as were purchasable on exercise of the Non-Callable Class D Warrant Certificate or Non-Callable Class D Warrant Certificates exchanged.

       No fractional Shares will be issued upon the exercise of this Non-Callable Class D Warrant Certificate singly or in combination with any other Non-Callable Class D Warrant Certificate, and in lieu thereof the Company will pay to the Holder the cash value of any such fraction, as provided in the Warrant Agreement. This Non-Callable Class D Warrant Certificate is transferable at the Designated Office of the Warrant Agent set forth above, in the manner and subject to the limitations set forth in the Warrant Agreement. The Holder or any transferee, as the case may be, shall be responsible for any applicable transfer tax or other governmental charge.

       This Non-Callable Class D Warrant is issued under and in accordance with an Agreement, dated as of March 15, 2000, between the Company and the Warrant Agent and is subject in all respects to the terms and provisions contained in the Warrant Agreement, to which the Holder of the Non-Callable Class D Warrants by acceptance hereof consents. A copy of the Warrant Agreement may be obtained by the Holder upon written request to the Warrant Agent.

       Prior to due presentment for registration of transfer of the Non-Callable Class D Warrants, the Company and the Warrant Agent may deem and treat the registered holder thereof as the absolute owner of the Non-Callable Class D Warrants (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

       The Non-Callable Class D Warrants do not entitle the Holder to any rights of a shareholder of the Company, including the right to vote, to receive dividends or other distributions, or to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

       This Non-Callable Class D Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

DATED:

Countersigned:

AMERICAN STOCK TRANSFER &                           ANTEX BIOLOGICS INC.
  TRUST COMPANY
     as Warrant Agent

By:                                                 By:
    ------------------------------                     -------------------------
      Authorized Signature                                  President

                                                    By:
                                                       -------------------------
                                                            Secretary

          FORM OF REVERSE OF NON-CALLABLE CLASS D WARRANT CERTIFICATE

                              ANTEX BIOLOGICS INC.

                          NON-CALLABLE CLASS D WARRANT
                                  PURCHASE FORM

                                Mailing Address:

                           ---------------------------
                           ---------------------------
                           ---------------------------


       The undersigned Holder hereby irrevocably elects to exercise the right, represented by this Non-Callable Class D Warrant Certificate, to purchase _________ shares of Common Stock (the "Shares"), herewith tenders payment for such Shares by cash, check or bank draft payable to the order of Antex Biologics Inc. in the amount of $______ and requests that certificates for such Shares be issued in the name of

--------------------------------------------------------------------------------
             (PLEASE PRINT NAME, ADDRESS AND SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the number of Shares to be purchased as indicated above is fewer than all of the Shares purchasable upon the exercise of the Non-Callable Class D Warrants evidenced by this Non-Callable Class D Warrant Certificate, the undersigned further requests that a new Non-Callable Class D Warrant Certificate of like tenor evidencing Non-Callable Class D Warrants to purchase the balance remaining of the Shares be registered in the name of the undersigned Holder (or his or her assignee as indicated below) and delivered to the address stated below, unless otherwise indicated by completion of the form of assignment below.

DATED: ________________, 200_

SIGNATURE GUARANTEED:

                                                 -------------------------------

                                     (Signature of Holder of Non-Callable
                                     Warrant or Assignee)

                                     -------------------------------------------
                                     (Signature of Holder of Non-Callable
                                     Warrant or Assignee)


                                     NOTE: THE ABOVE SIGNATURES MUST
                                     CORRESPOND WITH THE NAMES AS
                                     WRITTEN UPON THE FACE OF THIS
                                     NON-CALLABLE CLASS D WARRANT
                                     CERTIFICATE IN EVERY PARTICULAR
                                     WITHOUT ALTERATION OR ENLARGEMENT
                                     OR ANY CHANGE WHATEVER, UNLESS THIS
                                     NON-CALLABLE CLASS D WARRANT
                                     CERTIFICATE HAS BEEN ASSIGNED, IN
                                     WHICH CASE THE SIGNATURE SHALL BE
                                     THE NAME OF THE ASSIGNEE INDICATED
                                     BELOW, AND MUST BE GUARANTEED BY A
                                     COMMERCIAL BANK, TRUST COMPANY,
                                     SAVINGS ASSOCIATION OR CREDIT UNION
                                     OR BY A MEMBER OF A NATIONAL
                                     SECURITIES EXCHANGE OR THE NATIONAL
                                     ASSOCIATION OF SECURITIES DEALERS.

SIGNATURE GUARANTEED:

                                     -------------------------------------------

                                     Address: ----------------------------------

                                     -------------------------------------------

                                   ASSIGNMENT

      (To be signed only upon assignment of Non-Callable Class D Warrants)

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

--------------------------------------------------------------------------------

          (NAME AND ADDRESS OF ASSIGNEE MUST BE PRINTED OR TYPEWRITTEN)

--------------------------------------------------------------------------------

       __________ of the Non-Callable Class D Warrants represented by the Non-Callable Class D Warrant Certificate, and hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------

as his or her lawful attorney to transfer said Non-Callable Class D Warrants on the books of the Company, with full power of substitution in the premises.

DATED: ___________________,200_

                                     -------------------------------------------
                                     (Signature of Holder)

                                     -------------------------------------------
                                     (Signature of Holder)


                                     NOTE: THE ABOVE SIGNATURES MUST
                                     CORRESPOND WITH THE NAMES AS WRITTEN
                                     UPON THE FACE OF THIS NON-CALLABLE
                                     CLASS D WARRANT CERTIFICATE IN EVERY
                                     PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER
                                     AND MUST BE GUARANTEED BY A COMMERCIAL
                                     BANK, TRUST COMPANY, SAVINGS
                                     ASSOCIATION OR CREDIT UNION OR BY A
                                     MEMBER OF A NATIONAL SECURITIES
                                     EXCHANGE OR THE NATIONAL ASSOCIATION
                                     OF SECURITIES DEALERS.

SIGNATURE GUARANTEED:

                                     -------------------------------------------
                                     Address:
                                     -------------------------------------------

                                     -------------------------------------------